UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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CREDIT SUISSE COMMODITY STRATEGY FUNDS CREDIT SUISSE OPPORTUNITY FUNDS CREDIT SUISSE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity ACCESS Strategy Fund	Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund Credit Suisse Strategic Income Fund Credit Suisse Managed Futures Strategy Fund	Credit Suisse Multialternative Strategy Fund Credit Suisse Emerging Markets Equity Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

One Madison Avenue, New York, New York 10010

NOTICE OF JOINT SPECIAL MEETING OF
SHAREHOLDERS

To be held on March 14, 2017

To the Shareholders of the series (each, a "Fund" and, collectively, the "Funds") of Credit Suisse Commodity Strategy Funds, a Delaware statutory trust, Credit Suisse Opportunity Funds, a Delaware statutory trust, and Credit Suisse Trust, a Massachusetts business trust (each, a "Trust" and collectively, the "Trusts"):

Notice is hereby given that a Joint Special Meeting of Shareholders of the Trusts (the "Meeting") will be held at the offices of the Trusts, One Madison Avenue, 11th Floor, New York, New York 10010, on Tuesday, March 14, 2017 at 2:00 p.m., Eastern Time, for the following purposes, which are described in the accompanying Joint Proxy Statement dated January 17, 2017:

1.  The election of three nominees to each Trust's Board of Trustees, each such Trustee to hold office until a successor is duly elected and qualifies; and

2.  The transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Each Board of Trustees has fixed the close of business on January 3, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of each Board of Trustees. Each shareholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card. As a registered shareholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. Shareholders may make inquiries about this proxy card by telephone at (877) 870-2874. Shareholders who hold shares through a bank or other intermediary, shareholders who are the holders of a variable annuity contract or variable life insurance policy or shareholders who are participants in certain tax qualified pension and retirement plans (as discussed below), should consult their bank or intermediary, their participating insurance company or their participating qualified plan regarding their ability to revoke voting instructions after such instructions have been provided.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of the Trusts to Be Held on Tuesday, March 14, 2017. The Joint Proxy Statement is available on the internet at: www.credit-suisse.com/us/funds.

Each Board of Trustees recommends a vote "FOR" each of the nominees to serve as a Trustee of the applicable Trust.

By Order of the Boards of Trustees,

/s/Karen Regan
Karen Regan
Secretary of the Funds

January 17, 2017
New York, New York

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your Proxy Card promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

JOINT PROXY STATEMENT

CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity ACCESS Strategy Fund	Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund Credit Suisse Strategic Income Fund Credit Suisse Managed Futures Strategy Fund	Credit Suisse Multialternative Strategy Fund Credit Suisse Emerging Markets Equity Fund

CREDIT SUISSE TRUST

Commodity Return Strategy Portfolio

One Madison Avenue
New York, New York 10010

JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on March 14, 2017

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees (each, a "Board" and collectively, the "Boards") of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds, and Credit Suisse Trust (each, a "Trust" and collectively, the "Trusts"). Credit Suisse Commodity Strategy Funds has two series — Credit Suisse Commodity ACCESS Strategy Fund and Credit Suisse Commodity Return Strategy Fund; Credit Suisse Opportunity Funds has five series — Credit Suisse Floating Rate High Income Fund, Credit Suisse Strategic Income Fund, Credit Suisse Managed Futures Strategy Fund, Credit Suisse Multialternative Strategy Fund and Credit Suisse Emerging Markets Equity Fund, and Credit Suisse Trust has one portfolio — Commodity Return Strategy Portfolio (each a "Fund" and collectively, the "Funds"). The proxies are to be voted at a Joint Special Meeting of Shareholders of the Trusts (the "Meeting") to be held at the offices of the Trusts, One Madison Avenue, 11th Floor, New York, New York 10010, on Tuesday, March 14, 2017 at 2:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Funds. Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Manager") is the investment manager to the Funds. Credit Suisse Asset Management Limited ("Credit Suisse UK"), an affiliate of Credit Suisse, acts as the Credit Suisse Strategic Income Fund's (the "Strategic Income Fund") sub-adviser. The Notice of Joint Special Meeting, Joint Proxy Statement and Proxy Card are being mailed to shareholders on or about January 17, 2017. For purposes of this Joint Proxy Statement, the term "shareholder" (when used to refer to the beneficial holder of ownership interests in a Fund) also includes holders of variable annuity contracts and variable life insurance policies and participants in certain tax qualified pension and retirement plans.

Each Board has fixed the close of business on January 3, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. A table of the outstanding voting shares of the Funds as of the record date is presented in Appendix A. Each share is entitled to one vote (a fractional share is entitled to a fractional vote).

PROPOSAL: ELECTION OF TRUSTEES

The purpose of the Meeting, is for shareholders of each Trust to vote on the election of trustees (each a "Trustee" and collectively, the "Trustees") of the applicable Trust. In connection with the upcoming retirement of a current Trustee of each Trust, the Nominating Committee of each Board has recommended for nomination three nominees to the Board. If elected, the three nominees would join two current Trustees who were previously elected to each Board by shareholders, Jeffrey E. Garten and Steven N. Rappaport, and would constitute a full Board of five Trustees. Enrique R. Arzac, a current Trustee of each Trust, will retire from each Board effective upon the election and qualification of his successor at the Meeting.

Each Trustee elected at the Meeting will serve for a term of indefinite duration until his or her successor is duly elected and qualifies, or his or her earlier death, resignation or retirement. Each of the individuals listed below has been nominated for election as a Trustee of each Trust. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of each nominee listed below for election as a Trustee of each Trust.

Mr. John G. Popp
Ms. Laura A. DeFelice
Mr. Mahendra R. Gupta

Each of the nominees, other than Mr. Popp, is not an "interested person" of the Trusts (collectively, the "Independent Trustees"), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

Each of the nominees has consented to serve as a Trustee. The Boards know of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee may be voted for a substitute nominee as the applicable Board may recommend.

Certain information concerning the nominees and incumbent Trustees is set forth below.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held by Trustees During Past Five Years
Interested Trustee Nominee
John G. Popp*** c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	N/A	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	2	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.
Independent Trustee Nominees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1959	Trustee, Nominating and Audit Committee Member	N/A

Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.

				None	None.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held by Trustees During Past Five Years
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Nominating and Audit Committee Member	N/A

Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (Food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (Agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (Benchmark research) from July 2001 to present.

				None	Director of Caleres Inc. (footwear) from May 2012 to present.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held by Trustees During Past Five Years
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 1998	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	9

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Name, Address and Year of Birth	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held by Trustees During Past Five Years
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Boards of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to present.	11

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (25 open end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013.

*  Subject to the Funds' retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75.

**  The Credit Suisse "Fund Complex" consists of the Trusts and their Funds, as applicable, Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund.

***  Mr. Popp is an "interested person" of the Trusts, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

The dollar range of each Fund's securities owned by each nominee and incumbent Trustee and the aggregate dollar range of securities owned by each nominee and incumbent Trustee in the investment companies in the Fund Complex overseen by the Trustees as of December 31, 2016 are set forth below.

Name	Dollar Range of Equity Securities in Credit Suisse Commodity Strategy Funds*+	Dollar Range of Equity Securities in Credit Suisse Opportunity Funds*+	Dollar Range of Equity Securities in Credit Suisse Trust*+	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*+
Interested Trustee Nominee:
John G. Popp	A	E	A	E
Independent Trustee Nominees:
Laura A. DeFelice	A	A	A	A
Mahendra R. Gupta	A	A	A	A
Independent Trustees:
Jeffrey E. Garten	B	B	A	B
Steven N. Rappaport	C	C	A	E

*  Key to Dollar Ranges:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  Over $100,000

+  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

As of December 31, 2016, to the knowledge of management, the Trustees and officers of the Trusts as a group owned less than 1% of the shares of each class of the applicable Trust and each respective Fund. As of December 31, 2016, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Funds' distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or the Funds' distributor.

The business and affairs of each Trust are managed under the direction of the Trust's Board. Certain information concerning the Trusts' governance structure and each nominee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Nominees/Trustees. The Nominating Committee of each Trust's Board, which is composed of all the current Independent Trustees, recommends to the Board persons to be nominated by the Board for election at the Trust's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of the applicable Board's members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. In evaluating a candidate for nomination or election as a Trustee, each Nominating Committee takes into account the contribution that the candidate would be expected to make as well as the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Trust. Additional information concerning each Nominating Committee's consideration of nominees appears in the description of the Committee below.

Each Board believes that each Trustee's and nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees and nominees, as applicable, lead to the conclusion that each Trustee or nominee should serve as a Trustee. Among the attributes common to all Trustees and nominees is their ability to critically review, evaluate, question and discuss information provided to them. Each Board has also taken into account each incumbent Trustee's ability to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of his or her duties as Trustee. A Trustee's or nominee's ability to perform his or her duties effectively may have been attained through the Trustee's or nominee's business, consulting, public service and/or academic positions; experience from service as a board member of the Funds and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. While each Board does not have a formal, written diversity policy, each Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee or nominee that support the conclusion that each person should serve as a Trustee.

Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of executive, business and academic experience in the areas of international trade and finance and business management. Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex. Mr. Popp is a Managing Director of Credit Suisse and Global Head and Chief Investment Officer of the Credit Suisse Credit Investments Group. Mr. Popp has been associated with Credit Suisse since 1997. He has over 30 years of business experience in the financial services industry. Ms. DeFelice is the founding principal of two companies, one focusing on multi-family and commercial real estate ownership, leasing and management and the other focusing on renewable energy project development. She has over 25 years of business experience in the financial services industry, including as a law firm partner specializing in structured finance. Mr. Gupta is a Professor at Washington University in St. Louis. He has over 25 years of academic experience as a professor of accounting and management. The disclosure herein of a Trustee's or nominee's experience, qualifications, attributes and skills does not impose on such Trustee or nominee any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Trustee or nominee as a member of each Board of Trustees and any committee thereof in the absence of such experience, qualifications, attributes and skills. The current Independent Trustees of the Trusts, in consultation with the Manager, recommended Messrs. Gupta and Popp and Ms. DeFelice for nomination to each Board after considering their experience with both the industry and, if applicable, the Funds themselves.

Board Structure and Oversight Function. Overall responsibility for oversight of each Trust rests with the applicable Board. Each Trust has engaged Credit Suisse to manage the Funds on a day-to day basis. The applicable Board is responsible for overseeing Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trusts' charters. Each Board is currently composed of three members, each of whom is an Independent Trustee. Each Board meets in-person at regularly scheduled quarterly meetings each year. In addition, each Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, each Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman also may perform such other functions as may be delegated by the Board from time to time. Each Board reviews matters related to its leadership structure annually. Each Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

During the fiscal year ended October 31, 2016, the Board of Credit Suisse Commodity Strategy Funds met six times and the Board of Credit Suisse Opportunity Funds met seven times. During the fiscal year ended December 31, 2016, the Board of Credit Suisse Trust met seven times. Each Trustee then in office attended at least 75% of the total number of meetings that each Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the fiscal year. The Trusts do not have a policy that requires a Trustee to attend meetings of shareholders but the Trusts encourage such attendance.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of each Board's general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers (depending on the nature of the risk), which carry out the Funds' investment management and business affairs. Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund) and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Each Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Funds, each Board interacts with and reviews reports from, among others, Credit Suisse, Credit Suisse UK (solely with respect to the Strategic Income Fund), the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees. Each Board has two standing committees: an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the current Independent Trustees.

In accordance with its written charter adopted by its Board, each Audit Committee (a) assists Board oversight of the integrity of each Fund's financial statements, the independent registered public accounting firm's qualifications and independence, each Fund's compliance with legal and regulatory requirements and the performance of each Fund's independent registered public accounting firm; (b) prepares an audit committee report, if required by the Securities and Exchange Commission, to be included in each Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of each Fund's financial statements, the quality and objectivity of each Fund's financial statements, each Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of each Fund's independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to each Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between each Fund's independent registered public accounting firm and the full Board. The Audit Committee of the Board of Trustees of each of Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds met four times during the fiscal year ended October 31, 2016 and the Audit Committee of the Board of Trustees of Credit Suisse Trust met four times during the fiscal year ended December 31, 2016.

The Nominating Committee of the Board of Trustees of each of Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds met three times during the fiscal year ended October 31, 2016 and the Nominating Committee of the Board of Trustees of the Credit Suisse Trust met three times during the fiscal year ended December 31, 2016. Each Board has adopted a charter for its Nominating Committee, a copy of which is included in Appendix B. Pursuant to the charter, each Nominating Committee recommends to the Board persons to be nominated by each Board for election at the Trusts' meetings of shareholders, special or annual, if any, or to fill any vacancy on the Boards that may arise between shareholder meetings. Each Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Boards and their committee structure to determine whether such structure is operating effectively.

Each Nominating Committee will consider for nomination to the applicable Board candidates submitted by the Trust's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Trust's Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Funds that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. Any written proposal must be delivered to or mailed and received at the principal executive offices of the relevant Fund not later than sixty (60) days prior to the date of the meeting. However, if less than seventy (70) days' notice of the date of the meeting is given or made to the shareholders, any written proposal by a shareholder must be received not later than the close of business on the tenth day following the day on which the date of the special meeting was given. The timely submission of a proposal does not guarantee its inclusion.

Each Board has adopted a process for shareholders to send communications to the Board. Shareholders who wish to send communications to the Board should send them to the applicable Trust's principal office at the address listed in the Notice of Joint Special Meeting of Shareholders accompanying this Joint Proxy Statement and to the attention of the applicable Board c/o the Secretary of the Trust. All such communications will be directed to the Board's attention.

Effective January 1, 2016, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street Bank and Trust Company ("State Street"), Credit Suisse Securities (USA) LLC or any of their affiliates receives an annual retainer of $82,500 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings. The Independent Chairman of the open-end fund complex receives an aggregate annual additional fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500 in the aggregate. Prior to January 1, 2016, each Trustee received an annual retainer of $80,000. The Trusts do not pay any fees to, or reimburse expenses of, any Trustee during a time when the Trustee is an interested person of the Trusts.

The aggregate compensation paid by the Credit Suisse Trust to the Trustees serving on the Boards during the fiscal year ended December 31, 2015 is set forth below.

Name of Trustee	Total Compensation from Credit Suisse Trust	Total Compensation from All Investment Companies in the Fund Complex	Total Number of Funds in the Credit Suisse Fund Complex Overseen by the Trustee
Enrique R. Arzac*	$9,052	$139,500	14
Jeffrey E. Garten	$8,290	$80,000	11
Steven N. Rappaport	$12,915	$184,750	14

*  Mr. Arzac will retire from the Boards upon his successor being duly elected and qualified.

The aggregate compensation paid by the Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds to the Trustees serving on the Boards during the fiscal year ended October 31, 2016 is set forth below.

Name of Trustee	Total Compensation from Credit Suisse Commodity Strategy Funds	Total Compensation from Credit Suisse Opportunity Funds	Total Compensation from the Fund Trusts and the Credit Suisse Complex	Total Number of Funds in the Credit Suisse Fund Complex Overseen by the Trustee
Enrique R. Arzac*	$18,336	$61,871	$195,875	12
Jeffrey E. Garten	$16,833	$56,625	$81,875	10
Steven N. Rappaport	$21,842	$74,112	$219,375	12

*  Mr. Arzac will retire from the Boards upon his successor being duly elected and qualified.

Each Board unanimously recommends that the shareholders vote FOR each of the nominees to serve as a Trustee of the applicable Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

KPMG LLP ("KPMG"), with principal offices at 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds for the fiscal year ended October 31, 2016. KPMG served as the independent registered public accounting firm for Credit Suisse Trust for the fiscal year ended December 31, 2016. The financial statements that are incorporated by reference into this Joint Proxy Statement have been audited by KPMG and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing. Representatives of KPMG are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

At a meeting held on February 24, 2015, following a recommendation from the Audit Committee, a majority of the Trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act) selected KPMG as independent auditors for the Funds for the fiscal year ending October 31, 2015 with respect to Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds, and for the fiscal year ending December 31, 2015 with respect to Credit Suisse Trust. PricewaterhouseCoopers LLP ("PwC") was the independent auditor for the Funds for the fiscal year ended October 31, 2014 with respect to Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds, and for the fiscal year ended December 31, 2014 with respect to Credit Suisse Trust, and resigned on February 24, 2015. PwC's reports on each of the Fund's financial statements for the prior two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended October 31, 2014 and during the period from the end of the fiscal year ended October 31, 2014 through February 24, 2015 with respect to Credit Suisse Commodity Strategy Funds and Credit Suisse Opportunity Funds, and during the fiscal year ended December 31, 2014 and during the period from the end of the fiscal year ended December 31, 2014 through February 24, 2015 with respect to Credit Suisse Trust, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Trusts or the relevant Board with the performance of the Funds' prior independent registered public accounting firm, PwC. During the Funds' fiscal year ended October 31, 2014 and during the period from the end of the fiscal year ended October 31, 2014 through February 24, 2015 with respect to Credit Suisse Commodity

Strategy Funds and Credit Suisse Opportunity Funds, and during the fiscal year ended December 31, 2014 and during the period from the end of the fiscal year ended December 31, 2014 through February 24, 2015 with respect to Credit Suisse Trust, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Independent Registered Public Accounting Firm's Fees

The following table sets forth the aggregate fees billed by KPMG for the last two fiscal years for professional services rendered for: (i) the audit of each Fund's annual financial statements included in the Fund's annual reports to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each Fund's financial statements and are not reported under (i), which include education on accounting and auditing issues, and consent letters; and (iii) aggregate non-audit services provided to each Fund, the Funds' Manager and entities that control, are controlled by or under common control with the Manager that provide ongoing services to the Funds ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Funds during this period by KPMG.

Name of Fund		Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund	All Fees for Non-Audit Services Provided to the Fund, the Manager, and Service Affiliates
Credit Suisse Commodity ACCESS	2015	$45,000	$4,000	$3,100	$—	$—
Strategy Fund	2016	$47,250	$4,773	$3,255	$4,250	$—
Credit Suisse Commodity Return	2015	$45,000	$4,000	$3,100	$—	$—
Strategy Fund	2016	$47,250	$4,773	$3,255	$4,250	$—
Credit Suisse Floating	2015	$38,500	$4,000	$3,100	$—	$—
Rate High Income Fund	2016	$40,425	$4,773	$3,255	$1,214	$—
Credit Suisse Strategic	2015	$38,500	$4,000	$3,100	$—	$—
Income Fund	2016	$40,425	$4,773	$3,255	$1,214	$—
Credit Suisse Managed	2015	$38,500	$4,000	$3,100	$—	$—
Futures Strategy Fund	2016	$40,425	$4,773	$3,255	$1,214	$—
Credit Suisse Multialternative	2015	$38,500	$4,000	$3,100	$—	$—
Strategy Fund	2016	$40,425	$4,773	$3,255	$1,214	$—
Credit Suisse Emerging	2015	$26,500	$4,000	$3,100	$—	$—
Markets Equity Fund	2016	$27,825	$4,773	$3,255	$1,214	$—
Commodity Return	2015	$48,000	$4,000	$3,100	$—	$—
Strategy Portfolio	2016	$50,400	$4,773	$3,255	$—	$—

Each Trust's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds' independent registered accounting firms. Each Trust's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Manager and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for "Audit Fees," "Audit-Related Fees" and "Tax Fees" in the above table are for services pre-approved by each Audit Committee. The following table sets forth all fees for non-audit services provided to the Funds, the Manager and Service Affiliates that were subject to pre-approval by each Audit Committee.

Name of Fund		All Fees for Non-Audit Services Provided to the Fund, the Manager and Service Affiliates Subject to Pre-Approval by Audit Committee
Credit Suisse Commodity ACCESS Strategy Fund	2015	$0
	2016	$0
Credit Suisse Commodity Return Strategy Fund	2015	$0
	2016	$0
Credit Suisse Floating Rate High Income Fund	2015	$0
	2016	$0
Credit Suisse Strategic Income Fund	2015	$0
	2016	$0
Credit Suisse Managed Futures Strategy Fund	2015	$0
	2016	$0
Credit Suisse Multialternative Strategy Fund	2015	$0
	2016	$0
Credit Suisse Emerging Markets Equity Fund	2015	$0
	2016	$0
Commodity Return Strategy Portfolio	2015	$0
	2016	$0

Each Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds' independent registered public accounting firm to the Manager and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

Proxy Voting and Shareholder Meeting

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of each of the nominees as a Trustee for the Trusts. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of each Trust at One Madison Avenue, New York, New York 10010, by signing another proxy of a later date or by personally voting at the Meeting.

Approval of the proposal to elect Trustees of each Trust requires the affirmative vote of the plurality of the shares of the applicable Trust voting at the Meeting. Shareholders of all of the Funds of a Trust vote together as a single class in the election of Trustees of that Trust.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of: (i) in the case of Credit Suisse Opportunity Funds and Credit Suisse Trust, a majority of the shares of the applicable Trust outstanding and entitled to vote at the Meeting, and (ii) in the case of Credit Suisse Commodity Strategy Funds, one-third of the shares of the Trust outstanding and entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal described in the Joint Proxy Statement is not obtained at the Meeting with respect to a Trust, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Trust in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal described in the Joint Proxy Statement and will vote against any such adjournment those proxies to be voted against such proposal.

Shares of the Commodity Return Strategy Portfolio of Credit Suisse Trust are sold to certain tax-qualified pension and retirement plans ("Qualified Plans") and insurance companies ("Insurance Companies") and their separate accounts and are used as investment options under the Qualified Plans and under variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by the Insurance Companies. Variable Contract holders and Qualified Plan participants who select the Commodity Return Strategy Portfolio for investment through a Variable Contract or Qualified Plan have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An Insurance Company or Qualified Plan that uses the Commodity Return Strategy Portfolio as a funding vehicle is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares. However, under current law, the Insurance Companies are required to solicit voting instructions from Variable Contract holders who beneficially own shares of the Commodity Return Strategy Portfolio as of the record date and must vote all shares held in the separate account in proportion to the voting instructions received for the Meeting. The Qualified Plans will also solicit voting instructions from Qualified Plan participants who beneficially own shares of the Commodity Return Strategy Portfolio as of the record date. The Insurance Companies and the Qualified Plans will vote shares of the Commodity Return Strategy Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions, even in instances where a broker would be prevented from exercising discretion. Broker "non-votes," therefore, will be voted by each Insurance Company and Qualified Plan just as any other shares for which the Insurance Company or Qualified Plan does not receive voting instructions. As a result, the vote of a small number of shares could determine the outcome of the vote on the proposal. Unmarked voting instructions will be voted in favor of the Proposal.

If any matter other than the proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Trusts have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

Broadridge Financial Solutions, Inc. (the "Agent") has been engaged to assist in the solicitation of proxies, at an estimated fee of $5,000, with proxy solicitation plus mailing costs of approximately $580,000. Each Fund will bear an equal pro rata share of the cost of soliciting proxies and will bear its pro rata share of mailing costs based on the amount of shareholder accounts with respect to each separate Fund. As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Each Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

SHAREHOLDERS SHARING THE SAME ADDRESS

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please call (877) 870-2874 or write to Mutual Fund Operations c/o of Robert Wilson at Credit Suisse Funds, One Madison Avenue, New York, New York 10010. The Trusts will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Funds' shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

OFFICERS OF THE TRUSTS

Certain information concerning each Trust's officers is set forth below. Each of the Trusts' officers is elected by the Board to serve until his or her successor is duly elected and qualifies.

Name, Address* and Year of Birth	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years
John G. Popp Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Emidio Morizio Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Year of Birth: 1959	Chief Legal Officer	Since 2015

Director of Credit Suisse; Counsel at DLA Piper LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010. Associated with Credit Suisse since April 2015; Officer of other Credit Suisse Funds.

Karen Regan Year of Birth: 1963	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.
Laurie Pecha Year of Birth: 1961	Chief Financial Officer	Since 2016

Director of Credit Suisse since August 2016; Senior Consultant of Spectra Professional Services, LLC from January 2012 to July 2016; Vice President of Legg Mason & Co. from March 2007 to December 2011. Officer of other Credit Suisse Funds.

Esther Cheung Year of Birth: 1980	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015. Officer of other Credit Suisse Funds.

*  The address for each Trust's officers is One Madison Avenue, New York, New York 10010.

**  Each officer serves until his or her respective successor has been duly elected and qualified.

STOCK OWNERSHIP

The following person(s) owned of record or were known by the applicable Trust to beneficially own 5% or more of a Fund's shares (or class of shares, if applicable) as of January 3, 2017.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND
Class A
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	38,308	35.23%
NFS LLC FEBO NFS/FMTC IRA Escondido CA 92029-5539	15,059	13.85%
NFS LLC FEBO Chatham NJ 07928-2505	12,524	11.52%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	12,034	11.07%
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	10,586	9.73%
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	10,003	9.20%
Class C
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	36,765	72.24%
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	10,003	19.66%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Class I
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	5,685,898	97.72%
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
Class A
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	4,621,874	24.38%
American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405	3,545,992	18.71%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	3,130,267	16.52%
John Hancock Trust Company LLC 690 Canton St Ste 100 Westwood MA 02090-2324	1,380,749	7.28%
Class C
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	382,260	26.91%
American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405	251,169	17.68%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	156,793	11.04%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	137,256	9.66%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Raymond James Omnibus for Mutual Funds 880 Carillon PKWY Saint Petersburg FL 33716-1100	81,038	5.71%
Class I
Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	136,911,278	17.43%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	127,004,525	16.17%
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	113,088,250	14.4%
Nat'l Financial SVCS Corp FBO Customers 200 Liberty St Fl 5 New York NY 10281-4100	93,767,089	11.94%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	40,173,679	5.11%
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
Class A
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	9,393,364	26.59%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	6,191,843	17.52%
American Enterprise Investment SVC 707 2nd Ave S Minneapolis MN 55402-2405	4,003,619	11.33%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	3,390,891	9.6%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	3,049,272	8.63%
Class B
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	65,057	25.44%
Morgan Stanley Smith Barney LLC Special Custody Acct for the Exclusive Benefit of Customers of MSSB 1330 Thames St Wharf 6th FL Baltimore MD 21231-3496	51,519	20.15%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	45,600	17.83%
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	34,451	13.47%
Class C
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	3,576,172	21.03%
Morgan Stanley Smith Barney LLC Special Custody Acct for the Exclusive Benefit of Customers of MSSB 1330 Thames St Wharf 6th FL Baltimore MD 21231-3496	3,143,427	18.49%
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	3,089,277	18.17%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	2,338,654	13.75%
Class I
Nat'l Financial SVCS Corp FBO Customers 200 Liberty St Floor 5 New York NY 10281-4100	62,580,143	16.73%
Merrill Lynch Pierce Fenner & Smith Inc. Building 1 Team A Floor 2 4800 Deer Lake Drive East Jacksonville FL 32246-6484	46,213,218	12.35%
Charles Schwab & Co Special Custody Account for the Exclusive Benefit of Customers 211 Main St San Francisco CA 94105-1905	25,967,960	6.94%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	25,311,411	6.77%
CREDIT SUISSE STRATEGIC INCOME FUND
Class A
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	1,294.137	58%
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	206,387	9.25%
Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha NE 68103-2226	128,854	5.78%
Class C
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	242,047	31.21%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	207,801	26.79%
Class I
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	2,374,087	35.31%
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	1,054,930	15.69%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	717,932	10.68%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	352,331	5.24%
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND
Class A
Ameritrade Inc. for the Exclusive Benefit of our Customers PO Box 2226 Omaha NE 68103-2226	748,526	19.94%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	675,397	17.99%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	271,267	7.23%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Class C
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	39,808	10.97%
UBS WM USA 1000 Harbor Blvd Weehawken NJ 07086-6761	39,783	10.97%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	22,861	6.3%
Class I
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	3,862,265	28.36%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	3,408,589	25.03%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,657,484	19.52%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	706,573	5.19%
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND
Class A
TD Ameritrade Inc. for the exclusive benefit of our clients PO Box 2226 Omaha NE 68103-2226	48,571	36.52%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	28,545	21.46%
BB&T Securities LLC 8006 Discovery Drive Richmond VA 23229-8600	10,033	7.54%
Class C
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	5,375	55.19%
Brown Brothers Harriman & Co. as Custodian 140 Broadway New York, NY 10005-1108	4,365	44.81%
Class I
TD Ameritrade Inc. for the Exclusive Benefit of our Customers BO Box 2226 Omaha NE 68103-2226	5,751,906	50.13%
Nat'L Financial Svcs Corp FBO Customers 200 Liberty St Floor 5 New York, NY 10281-4100	3,958,498	34.5%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	954,659	8.32%
CREDIT SUISSE EMERGING MARKETS EQUITY FUND
Class A
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	105,967	76.09%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	16,104	11.56%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	10,450	7.5%
Class C
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	103,596	94.35%
Morgan Stanley Smith Barney LLC Special Custody Acct for the Exclusive Benefit of Customers of MSSB 1330 Thames St Wharf 6th FL Baltimore MD 21231-3496	6,203	5.65%
Class I
Merchant Holdings Inc. 1 Madison Avenue Floor 6 Attn: Scott Mahoney New York, NY 10010-3647	2,234,558	86.46%
National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	281,076	10.88%
COMMODITY RETURN STRATEGY PORTFOLIO
Northwestern Mutual Life Insurance Variable Annuity Account B 720 E Wisconsin Ave Milwaukee WI 53202-4703	59,917,170	75.65%
IDS Life Insurance Company 222 AXP Financial Center Minneapolis MN 55474-0001	6,500,328	8.21%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date
Northwestern Mutual Life Insurance Variable Annuity Account A 720 E Wisconsin Ave Milwaukee WI 53202-4703	6,097,460	7.7%
Northwestern Mutual Life Insurance Variable Life Account 720 E Wisconsin Ave Milwaukee WI 53202-4703	4,332,952	5.47%

INFORMATION AS TO THE FUNDS' INVESTMENT MANAGER,
ADMINISTRATOR AND DISTRIBUTOR

Each Fund's investment manager is Credit Suisse, One Madison Avenue, New York, New York 10010. Credit Suisse UK, an affiliate of Credit Suisse, acts as the Strategic Income Fund's sub-adviser. The Funds' administrator is State Street, One Lincoln Street, Boston, Massachusetts 02111. The Funds' distributor is Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York 10010.

SUBMISSION OF PROPOSALS FOR NEXT MEETING OF
SHAREHOLDERS

Each Trust generally does not hold annual shareholder meetings. Any shareholder who wishes to submit a proposal to be considered at a Trust's next meeting of shareholders should send the proposal to the Trust so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Trust's proxy statement and form of proxy card relating to such meeting.

OTHER MATTERS

Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Joint Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

REPORTS TO SHAREHOLDERS

Each Trust will furnish each person to whom this Joint Proxy Statement is delivered with a copy of its respective Funds' latest annual report and semi-annual report to shareholders upon request and without charge. To request a copy, please call (877) 870-2874.

By Order of the Boards of Trustees,

/s/Karen Regan
Karen Regan
Secretary of the Funds

January 17, 2017
New York, New York

APPENDIX A

A list of the outstanding voting shares of common shares for each of the Funds as of the record date is presented below:

Fund Name and Class	Number of Outstanding Shares
CREDIT SUISSE COMMODITY ACCESS STRATEGY FUND
Class A	108,749
Class C	50,893
Class I	5,818,437
CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
Class A	19,035,425
Class C	1,433,799
Class I	785,856,442
CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
Class A	35,345,728
Class B	255,690
Class C	17,015,013
Class I	374,576,999
CREDIT SUISSE STRATEGIC INCOME FUND
Class A	2,233,600
Class C	775,650
Class I	6,746,333
CREDIT SUISSE MANAGED FUTURES STRATEGY FUND
Class A	3,754,840
Class C	362,793
Class I	13,631,733
CREDIT SUISSE MULTIALTERNATIVE STRATEGY FUND
Class A	133,011
Class C	9,741
Class I	11,475,940
CREDIT SUISSE EMERGING MARKETS EQUITY FUND
Class A	139,271
Class C	109,799
Class I	2,584,659
COMMODITY RETURN STRATEGY PORTFOLIO
79,205,262

A-1

APPENDIX B

Credit Suisse Commodity Strategy Funds
Credit Suisse Opportunity Funds
Credit Suisse Trust

Charter of the Nominating Committee
Adopted as of May 24, 2016

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Credit Suisse Asset Management, LLC ("Credit Suisse") listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1. PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

•  the nomination of new Directors.

•  the evaluation of the Board and its committee structure.

SECTION 2. MEMBERSHIP

(a)  The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

(b)  The Committee shall appoint its Chairperson by a majority vote of its members.

(c)  The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3. NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

(a)  In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. In addition, the

Nominating Committee considers whether a candidate's background, experience and skills will contribute to the diversity of the Board. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

(b)  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4. ADDITIONAL RIGHTS AND RESPONSIBILITIES

(a)  The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

(b)  The Committee may retain and terminate a search firm to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

(c)  The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

(d)  The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(e)  The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5. PROCEDURAL MATTERS

(a)  The Committee shall meet at least once a year.

(b)  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

(c)  The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

(d)  The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 24, 2016

APPENDIX A

Open-End Funds:

Credit Suisse Commodity Strategy Funds

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Opportunity Funds

Credit Suisse Emerging Markets Equity Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Strategic Income Fund

Credit Suisse Trust

Commodity Return Strategy Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

EXHIBIT A

Procedures for the Committee's Consideration of
Candidates Submitted by Shareholders

(Amended and restated as of May 24, 2016)

Each Nominating Committee will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E16095-P85165	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED.		For	Withhold	For All	To withhold authority to vote for any individual
		All	All	Except	nominee(s), mark “For All Except” and write the
name(s) of the nominee(s) on the line below.
		☐	☐	☐

1.	Election of Trustees

Nominees:

01) John G. Popp 02) Laura A. DeFelice 03) Mahendra R. Gupta

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of
Shareholders To Be Held on March 14, 2017:

The Proxy Statement is available at
www.proxyvote.com.

PLEASE FOLD HERE	E16096-P85165

JOINT SPECIAL MEETING PROXY CARD

Credit Suisse Commodity Strategy Funds

Credit Suisse Opportunity Funds

Credit Suisse Trust

One Madison Avenue

11th Floor

New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF CREDIT SUISSE COMMODITY STRATEGY FUNDS, CREDIT SUISSE OPPORTUNITY FUNDS, AND CREDIT SUISSE TRUST

The undersigned hereby appoints Laurie Pecha and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of Credit Suisse Commodity ACCESS Strategy Fund, Credit Suisse Commodity Return Strategy Fund, Credit Suisse Floating Rate High Income Fund, Credit Suisse Strategic Income Fund, Credit Suisse Managed Futures Strategy Fund, Credit Suisse Multialternative Strategy Fund, Credit Suisse Emerging Markets Equity Fund and Commodity Return Strategy Portfolio (collectively, the “Funds”) that the undersigned is entitled to vote at the joint special meeting of shareholders of the Funds to be held at the offices of Credit Suisse Asset Management, LLC, One Madison Avenue, 11th Floor, New York, New York 10010, on March 14, 2017 at 2:00 p.m. Eastern Time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by each Board of Trustees in favor of each Board’s nominees for Trustee named on the reverse side.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournments, postponements, continuations, or reschedulings thereof.